SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 11, 2002

WALGREEN CO.

(Exact name of registrant as specified in its charter)

Illinois	1-604	36-1924025
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification Number)

200 Wilmot Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 914-2500

(Former name or former address, if changed since last report.)

Item 5 . OTHER EVENTS AND REGULATION FD DISCLOSURE

On October 9, 2002, Walgreen Co. announced that L. Daniel Jorndt will retire as Chairman of the Board of Directors effective January 8, 2003.

Mr. Jorndt, who joined the Company in 1963, became President and Chief Operating Officer in 1990, and that same year, was elected to the Board of Directors. Mr. Jorndt was named Chief Executive Officer in January 1998 and Chairman of the Board in July 1999. He stepped down as Chief Executive Officer in January 2002, while remaining Chairman.

David W. Bernauer, 58, currently President and Chief Executive Officer, will become Chairman effective January 8, 2003, replacing Mr. Jorndt. Mr. Bernauer will remain as Chief Executive Officer.

Mr. Bernauer, who started with the Company in 1967, was promoted to Vice President and Treasurer in 1990, Vice President of Purchasing and Merchandising in 1992, Vice President and Chief Information Officer in 1994, and Senior Vice President and Chief Information Officer in 1996. He was elected President and Chief Operating Officer in January 1999 and President and CEO in January 2002.

Jeffrey A. Rein, 50, Executive Vice President of Marketing, will replace Mr. Bernauer as President and Chief Operating Officer effective January 8, 2003.

Mr. Rein joined Walgreens as an Assistant Manager in 1982 and was promoted to Store Manager in 1984, District Manager in 1990, Divisional Vice President and Treasurer in 1996 and Vice President of Marketing Systems and Services in 2000. He was named Executive Vice President of Marketing in February 2001, overseeing the Company’s Purchasing, Merchandising, Advertising and Marketing Systems Departments.

Item 7. FINANCIAL STATEMENTS and EXHIBITS.

(c) Exhibits

Exhibit Number	Description
Exhibit 99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings
Exhibit 99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

Item 9. REGULATION FD DISCLOSURE.

Walgreen Co. ("Walgreens") is furnishing herewith the Statements Under Oath of its Principal Executive Officer and its Principal Financial Officer regarding facts and circumstances relating to Exchange Act Filings as Exhibits 99.1 and 99.2 hereto, respectively, which are included herein. David W. Bernauer, President and Chief Executive Officer of Walgreens and Roger L. Polark, Senior Vice President and Chief Financial Officer of Walgreens, signed these statements, which are being filed with the Securities and Exchange Commission ("SEC") on October 11, 2002, pursuant to the SEC’s Order No. 4-460 (June 27, 2002).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREEN CO.

(Registrant)

By: _R. L. Polark_______________________________

R. L. Polark
Senior Vice President
(Chief Financial Officer)

Date: October 11, 2002

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings
Exhibit 99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

Exhibit 99.1

Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

I, David W. Bernauer, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Walgreen Co., and, except as corrected or supplemented in a subsequent covered report:

  no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

  no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company’s audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

  Annual Report on Form 10-K for the fiscal year ended August 31, 2001, filed as of November 29, 2001 with the Securities and Exchange Commission;

  all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Walgreen Co. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

  any amendments to any of the foregoing.

By:__David W. Bernauer__________________________

David W. Bernauer

Chief Executive Officer

October __11_, 2002

Subscribed and sworn to before me this ___11__ day of ___October____, 2002.

/s/___Allan Resnick__________

Notary Public

My Commission Expires: 04/12/05

Exhibit 99.2

Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Roger L. Polark, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Walgreen Co., and, except as corrected or supplemented in a subsequent covered report:

  no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

  no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company’s audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

  Annual Report on Form 10-K for the fiscal year ended August 31, 2001, filed as of November 29, 2001 with the Securities and Exchange Commission;

  all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Walgreen Co. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

  any amendments to any of the foregoing.

By:_Roger L. Polark___________________________

Roger L. Polark

Chief Financial Officer

October __11_, 2002

Subscribed and sworn to before me this ___11__ day of __October_____, 2002.

/s/__Allan Resnick__________

Notary Public

My Commission Expires: 04/12/05